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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) October 17, 1995

                           ALCO STANDARD CORPORATION
                          ---------------------------
            (Exact name of registrant as specified in its charter)


     OHIO                    File No. 1-5964                 23-0334400
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(State or other              (Commission File               (IRS Employer
jurisdiction of              Number)                        (Identification
incorporation)                                              Number)


          P.O. Box 834, Valley Forge, Pennsylvania              19482
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       Registrant's telephone number, including area code: (610) 296-8000
                                                           --------------



                                Not Applicable
               ------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
         ------------

     The Registrant is filing this Form 8-K under Item 5 of the Form in order to report certain information contained in its Press Release dated October 17, 1995 including: 1) the Registrant's earnings for the fiscal year ended September 30, 1995; 2) the announcement of a 2 for 1 stock split of the Registrant's common stock, effective October 27, 1995; and 3) the announcement of an increase in the Registrant's quarterly common stock dividend to 14 cents per share (on an after-split basis), payable on December 10, 1995 to shareholders of record on November 20, 1995.



Item 7.  Financial Statements, Pro Forma Financial Information
         -----------------------------------------------------
         and Exhibits.
         ------------

         (c)  Exhibits.
              --------

              Press Release dated October 17, 1995
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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    ALCO STANDARD CORPORATION



                                    By: /s/ Michael J. Dillon
                                       --------------------------------
                                         Michael J. Dillon
                                             Controller



Dated: October 17, 1995
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                                Index to Exhibit
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                                                                       Page
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     (28)  Press Release Dated October 17, 1995